AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 14, 1999

                                 SCHEDULE 14A

                                (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 2)

Filed by the registrant |X|
Filed by a party other than the registrant |_|
Check the appropriate box:
|_|  Preliminary proxy statement

                                         |_| Confidential, For Use of the Com-
                                             mission Only (as permitted by
                                             Rule 14a-6(e)(2))

|_|  Definitive proxy statement
|X|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      MUNIVEST PENNSYLVANIA INSURED FUND
                         MUNIYIELD ARIZONA FUND, INC.
                            MUNIYIELD FLORIDA FUND
                         MUNIYIELD MICHIGAN FUND, INC.
                        MUNIYIELD NEW JERSEY FUND, INC.
                        MUNIYIELD CALIFORNIA FUND, INC.
                    MUNIYIELD CALIFORNIA INSURED FUND, INC.
                  MUNIYIELD CALIFORNIA INSURED FUND II, INC.
                     MUNIYIELD NEW YORK INSURED FUND, INC.
                   MUNIYIELD NEW YORK INSURED FUND II, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

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               (Name of Registrant as Specified in Its Charter)

                                 Same as above
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   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):
   |X| No fee required.
   |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:

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   (2) Aggregate number of securities to which transaction applies:

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   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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   (4) Proposed maximum aggregate value of transaction:

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   (5) Total fee paid:

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   |_| Fee paid previously with preliminary materials.

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   |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

   (1) Amount previously paid:

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   (2) Form, Schedule or Registration Statement no.:

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   (3) Filing Party:

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   (4) Date Filed:

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